EX-99.13.a.


                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Janus/JNL Aggressive
Growth Fund of a hypothetical Contract invested in the Janus/JNL Aggressive
Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,116
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................            11.65%

Non Standardized
The following example illustrates the total return for the Janus/JNL Aggressive Growth Fund of a hypothetical Contract invested in the Janus/JNL Aggressive Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,342
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............            13.42%





                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Janus/JNL Capital
Growth Fund of a hypothetical Contract invested in the Janus/JNL Capital Growth
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,064
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             6.44%

Non Standardized
The following example illustrates the total return for the Janus/JNL Capital Growth Fund of a hypothetical Contract invested in the Janus/JNL Capital Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,819
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............             8.19%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Janus/JNL Global
Equities Fund of a hypothetical Contract invested in the Janus/JNL Global
Equities Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,104
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................            10.43%

Non Standardized
The following example illustrates the total return for the Janus/JNL Global Equities Fund of a hypothetical Contract invested in the Janus/JNL Global Equities Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,219
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............            12.19%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Alger/JNL Growth Fund of a hypothetical Contract invested in the Alger/JNL Growth Fund of the JNL
Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,096
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             9.55%

Non Standardized
The following example illustrates the total return for the Alger/JNL Growth Fund of a hypothetical Contract invested in the Alger/JNL Growth Fund of the JNL
Series Trust from the date the Fund was first available for investment through
December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,132
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............            11.32%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Eagle/JNL Core Equity
Fund of a hypothetical Contract invested in the Eagle/JNL Core Equity Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on September 16, 1996............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,088
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             8.78%

Non Standardized
The following example illustrates the total return for the Eagle/JNL Core Equity
Fund of a hypothetical Contract invested in the Eagle/JNL Core Equity Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on September 16, 1996...........................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,086
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............            10.86%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Eagle/JNL SmallCap
Equity Fund of a hypothetical Contract invested in the Eagle/JNL SmallCap Equity
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on September 16, 1996............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,073
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             7.32%

Non Standardized
The following example illustrates the total return for the Eagle/JNL SmallCap Equity Fund of a hypothetical Contract invested in the Eagle/JNL SmallCap Equity Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on September 16, 1996...........................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,942
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............             9.42%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PPM America/JNL
Balanced Fund of a hypothetical Contract invested in the PPM America/JNL
Balanced Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,072
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             7.17%

Non Standardized
The following example illustrates the total return for the PPM America/JNL Balanced Fund of a hypothetical Contract invested in the PPM America/JNL Balanced Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,892
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............             8.92%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Putnam/JNL Equity
Fund of a hypothetical Contract invested in the Putnam/JNL Equity Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,067
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             6.74%

Non Standardized
The following example illustrates the total return for the Putnam/JNL Equity
Fund of a hypothetical Contract invested in the Putnam/JNL Equity Fund of the
JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,850
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............             8.50%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PPM America/JNL High
Yield Bond Fund of a hypothetical Contract invested in the PPM America/JNL High
Yield Bond Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,026
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             2.63%

Non Standardized
The following example illustrates the total return for the PPM America/JNL High Yield Bond Fund of a hypothetical Contract invested in the PPM America/JNL High Yield Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,439
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............             4.39%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PPM America/JNL Money
Market Fund of a hypothetical Contract invested in the PPM America/JNL Money
Market Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,019
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             1.85%

Non Standardized
The following example illustrates the total return for the PPM America/JNL Money Market Fund of a hypothetical Contract invested in the PPM America/JNL Money Market Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,361
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............             3.61%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Putnam/JNL Value
Equity Fund of a hypothetical Contract invested in the Putnam/JNL Value Equity
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,070
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             6.96%

Non Standardized
The following example illustrates the total return for the Putnam/JNL Value
Equity Fund of a hypothetical Contract invested in the Putnam/JNL Value Equity
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,872
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............             8.72%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Salomon Brothers/JNL
Global Bond Fund of a hypothetical Contract invested in Salomon Brothers/JNL
Global Bond Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,046
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             4.63%

Non Standardized
The following example illustrates the total return for the Salomon Brothers/JNL Global Bond Fund of a hypothetical Contract invested in the Salomon Brothers/JNL Global Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,638
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............             6.38%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Salomon Brothers/JNL
U.S. Government & Quality Bond Fund of a hypothetical Contract invested in the
Salomon Brothers/JNL U.S. Government & Quality Bond Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December
31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,034
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             3.37%

Non Standardized
The following example illustrates the total return for the Salomon Brothers/JNL
U.S. Government & Quality Bond Fund of a hypothetical Contract invested in
Salomon Brothers/JNL U.S. Government & Quality Bond Fund of the JNL Series Trust
from the date the Fund was first available for investment through December 31,
2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,512
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............             5.12%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the T. Rowe Price/JNL
Established Growth Fund of a hypothetical Contract invested in the T. Rowe
Price/JNL Established Growth Fund of the JNL Series Trust from the date the
Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,113
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................            11.27%

Non Standardized
The following example illustrates the total return for the T. Rowe Price/JNL Established Growth Fund of a hypothetical Contract invested in T. Rowe Price/JNL Established Growth Fund of the JNL Series Trust
from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,304
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............            13.04%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Putnam/JNL
International Equity Fund of a hypothetical Contract invested in the Putnam/JNL
International Equity Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,008
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             0.79%

Non Standardized
The following example illustrates the total return for the Putnam/JNL International Equity Fund of a hypothetical Contract invested in Putnam/JNL International Equity Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,254
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............             2.54%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the T. Rowe Price/JNL
Mid-Cap Growth Fund of a hypothetical Contract invested in the T. Rowe Price/JNL
Mid-Cap Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,124
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................            12.44%

Non Standardized
The following example illustrates the total return for the T. Rowe Price/JNL Mid-Cap Growth Fund of a hypothetical Contract invested in T. Rowe Price/JNL Mid-Cap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,422
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............            14.22%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Alliance Capital/JNL
Growth Fund of a hypothetical Contract invested in the Alliance Capital/JNL
Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2000...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................              $717
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................          (28.26)%

Non Standardized
The following example illustrates the total return for the Alliance Capital/JNL
Growth Fund of a hypothetical Contract invested in Alliance Capital/JNL Growth
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on May 1, 2000..................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $7,873
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............          (21.27)%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PIMCO/JNL Total
Return Bond Fund of a hypothetical Contract invested in the PIMCO/JNL Total
Return Bond Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................              $898
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................          (10.24)%

Non Standardized
The following example illustrates the total return for the PIMCO/JNL Total
Return Bond Fund of a hypothetical Contract invested in PIMCO/JNL Total Return
Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,858
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............           (1.42)%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Lazard/JNL Small Cap
Value Fund of a hypothetical Contract invested in the Lazard/JNL Small Cap Value
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,047
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             4.72%

Non Standardized
The following example illustrates the total return for the Lazard/JNL Small Cap
Value Fund of a hypothetical Contract invested in Lazard/JNL Small Cap Value
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,206
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............            12.06%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Lazard/JNL Mid Cap
Value Fund of a hypothetical Contract invested in the Lazard/JNL Mid Cap Value
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,032
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             3.21%

Non Standardized
The following example illustrates the total return for the Lazard/JNL Mid Cap
Fund of a hypothetical Contract invested in Lazard/JNL Mid Cap Fund of the JNL
Series Trust from the date the Fund was first available for investment through
December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,357
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............            13.57%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the First Trust/JNL The
Dow Target 10 Fund of a hypothetical Contract invested in the First Trust/JNL
The Dow Target 10 Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on July 6, 1999..................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................              $899
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................          (10.14)%

Non Standardized
The following example illustrates the total return for the First Trust/JNL The Dow Target 10 Fund of a hypothetical Contract invested in First Trust/JNL The Dow Target 10 Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on July 6, 1999.................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,443
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............           (5.57)%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Putnam/JNL Midcap
Growth Fund of a hypothetical Contract invested in the Putnam/JNL Midcap Growth
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2000...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................              $745
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................          (25.46)%

Non Standardized
The following example illustrates the total return for the Putnam/JNL Midcap
Growth Fund of a hypothetical Contract invested in Putnam/JNL Midcap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on May 1, 2000..................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $8,142
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............          (18.58)%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Janus/JNL Balanced
Fund of a hypothetical Contract invested in the Janus/JNL Balanced Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2000...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................              $885
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................          (11.45)%

Non Standardized
The following example illustrates the total return for the Janus/JNL Balanced
Fund of a hypothetical Contract invested in Janus/JNL Balanced Fund of the JNL
Series Trust from the date the Fund was first available for investment through
December 31, 2001:
Hypothetical $10,000 initial investment on May 1, 2000..................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,502
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............           (4.98)%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for T. Rowe Price/JNL Value
Fund of a hypothetical Contract invested in the T. Rowe Price/JNL Value Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2000...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................            $1,004
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................             0.35%

Non Standardized
The following example illustrates the total return for the T. Rowe Price/JNL
Value Fund of a hypothetical Contract invested in T. Rowe Price/JNL Value Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on May 1, 2000..................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,659
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............             6.59%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Global Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL
Global Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2001...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................              $825
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................          (17.45)%

Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Global Growth Fund of a hypothetical Contract invested Oppenheimer/JNL Global
Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on May 1, 2001..................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,199
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............           (8.01)%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Growth
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2001...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................              $840
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................          (16.00)%

Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Growth Fund of a hypothetical Contract invested Oppenheimer/JNL Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on May 1, 2001..................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,346
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............           (6.54)%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Large Cap
Growth Fund of a hypothetical Contract invested in the AIM/JNL Large Cap Growth
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................                $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................                $1,006
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................                 0.64%

Non Standardized
The following example illustrates the total return for the AIM/JNL Large Cap
Growth Fund of a hypothetical Contract invested AIM/JNL Large Cap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................               $10,000
Ending redeemable value of the investment on December 31, 2001..........................               $10,948
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............                 9.48%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Small Cap
Growth Fund of a hypothetical Contract invested in the AIM/JNL Small Cap Growth
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................                 $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................                 $1,069
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................                  6.91%

Non Standardized
The following example illustrates the total return for the AIM/JNL Small Cap
Growth Fund of a hypothetical Contract invested AIM/JNL Small Cap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................                $10,000
Ending redeemable value of the investment on December 31, 2001..........................                $11,577
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............                 15.77%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Premier
Equity II Fund of a hypothetical Contract invested in the AIM/JNL Premier Equity
II Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................                 $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................                 $1,014
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................                  1.43%

Non Standardized
The following example illustrates the total return for the AIM/JNL Premier
Equity II Fund of a hypothetical Contract invested AIM/JNL Premier Equity II
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................                $10,000
Ending redeemable value of the investment on December 31, 2001..........................                $11,028
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............                 10.28%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Conservative
Growth I Fund of a hypothetical Contract invested in the S&P/JNL Conservative
Growth I Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on April 9, 1998.................................                 $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................                 $1,001
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................                  0.14%

Non Standardized
The following example illustrates the total return for the S&P/JNL Conservative Growth I Fund of a hypothetical Contract invested in the S&P/JNL Conservative Growth I Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on April 9, 1998................................                $10,000
Ending redeemable value of the investment on December 31, 2001..........................                $10,317
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............                  3.17%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Moderate
Growth I Fund of a hypothetical Contract invested in the S&P/JNL Moderate Growth
I Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on April 8, 1998.................................                 $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................                 $1,006
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................                  0.65%

Non Standardized
The following example illustrates the total return for the S&P/JNL Moderate
Growth I Fund of a hypothetical Contract invested S&P/JNL Moderate Growth I Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on April 8, 1998................................                $10,000
Ending redeemable value of the investment on December 31, 2001..........................                $10,367
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............                  3.67%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Aggressive
Growth I Fund of a hypothetical Contract invested in the S&P/JNL Aggressive
Growth I Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on April 8, 1998.................................                  $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................                  $1,006
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................                   0.64%

Non Standardized
The following example illustrates the total return for the S&P/JNL Aggressive
Growth I Fund of a hypothetical Contract invested S&P/JNL Aggressive Growth I
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on April 8, 1998................................                 $10,000
Ending redeemable value of the investment on December 31, 2001..........................                 $10,365
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............                   3.65%




                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Very
Aggressive Growth I Fund of a hypothetical Contract invested in the S&P/JNL Very
Aggressive Growth I Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on April 1, 1998.................................                  $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................                  $1,005
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................                   0.54%

Non Standardized
The following example illustrates the total return for the S&P/JNL Very Aggressive Growth I Fund of a hypothetical Contract invested S&P/JNL Very Aggressive Growth I Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on April 1, 1998................................                 $10,000
Ending redeemable value of the investment on December 31, 2001..........................                 $10,355
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............                   3.55%





                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Equity Growth
I Fund of a hypothetical Contract invested in the S&P/JNL Equity Growth I Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on April 13, 1998................................                 $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................                   $989
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................                 (1.11)%

Non Standardized
The following example illustrates the total return for the S&P/JNL Equity Growth
I Fund of a hypothetical Contract invested S&P/JNL Equity Growth I Fund of the
JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on April 13, 1998...............................                 $10,000
Ending redeemable value of the investment on December 31, 2001..........................                 $10,196
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............                   1.96%





                     JNL SEPARATE ACCOUNT I (PERSPECTIVE II)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Equity
Aggressive Growth I Fund of a hypothetical Contract invested in the S&P/JNL
Equity Aggressive Growth I Fund of the JNL Series Trust from the date the
Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on April 15, 1998................................                 $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge and contract
         maintenance charge)............................................................                   $994
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is
         expressed in terms of a percentage (For example, 2 equals 200%)................                 (0.61)%

Non Standardized
The following example illustrates the total return for the S&P/JNL Equity Aggressive Growth I Fund of a hypothetical Contract invested S&P/JNL Equity Aggressive Growth I Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on April 15, 1998...............................                 $10,000
Ending redeemable value of the investment on December 31, 2001..........................                 $10,245
Total return for the period is the difference between the ending redeemable value and the hypothetical
         $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result
         is expressed in terms of a percentage (For example, 2 equal 200%)..............                   2.45%
